Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information
Quarter Ended June 30, 2014
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
June 30, 2014

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of June 30, 2014, the Company owned interests in 45 retail properties, 41 of which are operating retail properties and four are development properties. The 41 operating retail properties have a total of 30.1 million square feet and include 34 enclosed malls and seven other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2014	2013	2013	2012
TRADING INFORMATION
Common Shares
High Price per share	$18.83	$22.54	$22.54	$17.90
Low Price per share	$16.35	$14.20	$14.20	$10.49
Closing Share Price (at the end of period)	$18.82	$18.88	$18.98	$17.64
Series A Preferred Shares
High Price per share	$26.85	$28.06	$28.06	$27.33
Low Price per share	$25.70	$25.30	$24.77	$24.95
Closing Share Price (at the end of period)	$26.35	$26.44	$25.16	$26.28
Series B Preferred Shares
High Price per share	$25.88	$26.86	$26.86	$25.54
Low Price per share	$24.91	$24.61	$23.05	$24.51
Closing Share Price (at the end of period)	$25.37	$25.70	$23.73	$25.27
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,749	68,147	68,293	56,331
OP Units Outstanding	2,129	2,136	2,129	2,301
Total Common Shares and OP Units Outstanding	70,878	70,283	70,422	58,632
Equity Market Capitalization—Common Shares and OP Units	$1,333,926	$1,326,938	$1,336,614	$1,034,273
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,535,176	$1,528,188	$1,537,864	$1,235,523
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,691,538	$1,819,258	$1,701,101	$2,101,769
Unsecured Debt Balance (2) (3)	130,000	35,000	130,000	—
Debt Capitalization	1,821,538	1,854,258	1,831,101	2,101,769
TOTAL MARKET CAPITALIZATION	$3,356,714	$3,382,446	$3,368,965	$3,337,292
Equity Capitalization/Total Market Capitalization	45.7%	45.2%	45.6%	37.0%
Debt Capitalization/Total Market Capitalization	54.3%	54.8%	54.4%	63.0%
Unsecured Debt Balance/Total Debt	7.1%	1.9%	7.1%	—%
DISTRIBUTIONS PER COMMON SHARE
Non-Dividend Distributions	(4)	$0.18	$0.74	$0.63
Distributions per common share	$0.20	$0.18	$0.74	$0.63
Annualized Dividend Yield (5)	4.3%	3.8%	3.9%	3.6%
CAPITAL RESOURCES
Cash and Cash Equivalents	$36,630	$23,589	$41,867	$38,873
Revolving Facility	400,000	400,000	400,000	250,000
Amount Outstanding	—	(35,000)	(130,000)	—
Letter of Credit	(7,135)	—	—	—
Available Revolving Facility (6)	392,865	365,000	270,000	250,000
Term Loans	250,000	—	—	182,000
Amount Borrowed	(130,000)	—	—	(182,000)
Available Term Loans	120,000	—	—	—
TOTAL	$549,495	$388,589	$311,867	$288,873
Shelf Registration	$568,750	$568,750	$568,750	$798,750

(1)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012.

(2)	The unsecured debt balance includes a Revolving Facility balance of $130,000 as of December 31, 2013 and $35,000 as of June 30, 2013.

(3)	The unsecured debt balance includes a Term Loan balance of $130,000 as of June 30, 2014.

(4)	Tax status of 2014 dividend payments will be available in January 2015.

(5)	Based on closing share price at the end of the period.

(6)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended June 30, 2014 and June 30, 2013
Proportionate Consolidation Method
(in thousands)

	Quarter Ended June 30, 2014			Quarter Ended June 30, 2013
	Continuing Operations			Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$71,646	$6,912	$78,558	$69,207	$6,736	$2,228	$78,171
Expense reimbursements	30,879	2,835	33,714	30,931	2,625	422	33,978
Percentage rent	324	15	339	584	31	—	615
Lease termination revenue	154	—	154	91	16	35	142
Other real estate revenue	3,142	325	3,467	2,735	277	60	3,072
Total real estate revenue	106,145	10,087	116,232	103,548	9,685	2,745	115,978
Other income	680	—	680	1,395	—	—	1,395
Total revenue	106,825	10,087	116,912	104,943	9,685	2,745	117,373
EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,228)	(2,074)	(37,302)	(34,642)	(2,121)	(666)	(37,429)
Utilities	(5,841)	(177)	(6,018)	(5,068)	(172)	(77)	(5,317)
Other operating expenses	(3,295)	(610)	(3,905)	(3,909)	(534)	(52)	(4,495)
Total operating expenses	(44,364)	(2,861)	(47,225)	(43,619)	(2,827)	(795)	(47,241)
Depreciation and amortization	(37,135)	(1,724)	(38,859)	(35,088)	(1,810)	(363)	(37,261)
Other expenses:
General and administrative expenses	(8,774)	—	(8,774)	(9,606)	—	—	(9,606)
Impairment of assets	(16,098)	—	(16,098)	—	—	—	—
Provision for employee separation expense	(4,877)	—	(4,877)	(1,035)	—	—	(1,035)
Acquisition costs and other expenses	(960)	—	(960)	(198)	—	—	(198)
Total other expenses	(30,709)	—	(30,709)	(10,839)	—	—	(10,839)
Interest expense, net (2)	(21,550)	(2,718)	(24,268)	(27,689)	(2,765)	(587)	(31,041)
Total expenses	(133,758)	(7,303)	(141,061)	(117,235)	(7,402)	(1,745)	(126,382)
Loss before equity in income of partnerships, gain on sale of interest in real estate, discontinued operations and gains on sales discontinued operations	(26,933)	2,784	(24,149)	(12,292)	2,283	1,000	(9,009)
Equity in income of partnerships	2,784	(2,784)	—	2,283	(2,283)	—	—
Gain on sale of interest in real estate	99	—	99	—	—	—	—
Loss from continuing operations	(24,050)	—	(24,050)	(10,009)	—	1,000	(9,009)
Discontinued operations:
Operating results from discontinued operations	—	—	—	1,000	—	(1,000)	—
Income from discontinued operations	—	—	—	1,000	—	(1,000)	—
Net loss	(24,050)	—	(24,050)	(9,009)	—	—	(9,009)
Less: net loss attributed to noncontrolling interest	725	—	725	314	—	—	314
Net loss attributable to PREIT	$(23,325)	$—	$(23,325)	$(8,695)	$—	$—	$(8,695)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	—	(3,962)
Net loss attributable to PREIT common shareholders	$(27,287)	$—	$(27,287)	$(12,657)	$—	$—	$(12,657)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $191 and $213 for the quarters ended June 30, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Six Months Ended June 30, 2014 and June 30, 2013
Proportionate Consolidation Method
(in thousands)

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Continuing Operations			Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$142,988	$13,786	$156,774	$137,709	$13,524	$5,477	$156,710
Expense reimbursements	65,230	6,125	71,355	61,792	5,518	1,153	68,463
Percentage rent	914	67	981	1,566	72	26	1,664
Lease termination revenue	254	12	266	231	16	48	295
Other real estate revenue	5,368	606	5,974	5,428	574	184	6,186
Total real estate revenue	214,754	20,596	235,350	206,726	19,704	6,888	233,318
Other income	1,458	—	1,458	2,283	—	—	2,283
Total revenue	216,212	20,596	236,808	209,009	19,704	6,888	235,601
EXPENSES:
Operating expenses:
CAM and real estate taxes	(74,631)	(4,799)	(79,430)	(69,541)	(4,349)	(2,296)	(76,186)
Utilities	(14,051)	(430)	(14,481)	(10,126)	(338)	(160)	(10,624)
Other operating expenses	(7,399)	(1,167)	(8,566)	(7,647)	(1,111)	(425)	(9,183)
Total operating expenses	(96,081)	(6,396)	(102,477)	(87,314)	(5,798)	(2,881)	(95,993)
Depreciation and amortization	(73,370)	(3,566)	(76,936)	(68,705)	(3,639)	(727)	(73,071)
Other expenses:
General and administrative expenses	(17,851)	—	(17,851)	(18,462)	—	—	(18,462)
Impairment of assets	(17,398)	—	(17,398)	—	—	—	—
Provision for employee separation expense	(4,877)	—	(4,877)	(2,314)	—	—	(2,314)
Acquisition costs and other expenses	(2,606)	—	(2,606)	(400)	—	—	(400)
Total other expenses	(42,732)	—	(42,732)	(21,176)	—	—	(21,176)
Interest expense, net (2)	(41,720)	(5,448)	(47,168)	(55,027)	(5,531)	(1,259)	(61,817)
Total expenses	(253,903)	(15,410)	(269,313)	(232,222)	(14,968)	(4,867)	(252,057)
Loss before equity in income of partnerships, gain on sale of interest in real estate, discontinued operations and gains on sales discontinued operations	(37,691)	5,186	(32,505)	(23,213)	4,736	2,021	(16,456)
Equity in income of partnerships	5,186	(5,186)	—	4,736	(4,736)	—	—
Gain on sale of interest in real estate	99	—	99	—	—	—	—
Loss from continuing operations	(32,406)	—	(32,406)	(18,477)	—	2,021	(16,456)
Discontinued operations:
Operating results from discontinued operations	—	—	—	2,021	—	(2,021)	—
Gains on sales of discontinued operations	—	—	—	33,254	—	—	33,254
Income from discontinued operations	—	—	—	35,275	—	(2,021)	33,254
Net (loss) income	(32,406)	—	(32,406)	16,798	—	—	16,798
Less: net loss (income) attributed to noncontrolling interest	977	—	977	(691)	—	—	(691)
Net (loss) income attributable to PREIT	$(31,429)	$—	$(31,429)	$16,107	$—	$—	$16,107
Less: preferred share dividends	(7,924)	—	(7,924)	(7,924)	—	—	(7,924)
Net (loss) income attributable to PREIT common shareholders	$(39,353)	$—	$(39,353)	$8,183	$—	$—	$8,183

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $294 and $278 for the six months ended June 30, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended June 30, 2014				Quarter Ended June 30, 2013
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$75,882	$1,714	$962	$78,558	$73,514	$1,160	$3,497	$78,171
Expense reimbursements	33,133	343	238	33,714	32,840	188	950	33,978
Percentage rent	339	—	—	339	614	—	1	615
Lease termination revenue	154	—	—	154	108	—	34	142
Other real estate revenue	3,198	2	267	3,467	2,770	—	302	3,072
TOTAL REAL ESTATE REVENUE	112,706	2,059	1,467	116,232	109,846	1,348	4,784	115,978
Operating expenses:
CAM and real estate taxes	(35,958)	(573)	(771)	(37,302)	(35,364)	(242)	(1,823)	(37,429)
Utilities	(5,842)	(162)	(14)	(6,018)	(5,088)	(113)	(116)	(5,317)
Other operating expenses	(3,733)	(41)	(131)	(3,905)	(4,230)	(35)	(230)	(4,495)
TOTAL OPERATING EXPENSES	(45,533)	(776)	(916)	(47,225)	(44,682)	(390)	(2,169)	(47,241)
NET OPERATING INCOME	$67,173	$1,283	$551	$69,007	$65,164	$958	$2,615	$68,737

	2014	% change 2013 to 2014	2013
Same Store NOI variance
Same Store NOI (2)	$67,173	3.1%	$65,164
Same Store NOI excluding lease terminations	$67,019	3.0%	$65,056

	Six Months Ended June 30, 2014				Six Months Ended June 30, 2013
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$151,377	$3,389	$2,008	$156,774	$147,443	$1,160	$8,107	$156,710
Expense reimbursements	69,992	841	522	71,355	66,106	188	2,169	68,463
Percentage rent	981	—	—	981	1,639	—	25	1,664
Lease termination revenue	266	—	—	266	248	—	47	295
Other real estate revenue	5,475	2	497	5,974	5,519	—	667	6,186
TOTAL REAL ESTATE REVENUE	228,091	4,232	3,027	235,350	220,955	1,348	11,015	233,318
Operating expenses:
CAM and real estate taxes	(76,768)	(1,036)	(1,626)	(79,430)	(71,451)	(242)	(4,493)	(76,186)
Utilities	(13,968)	(493)	(20)	(14,481)	(10,272)	(113)	(239)	(10,624)
Other operating expenses	(8,294)	(60)	(212)	(8,566)	(8,397)	(35)	(751)	(9,183)
TOTAL OPERATING EXPENSES	(99,030)	(1,589)	(1,858)	(102,477)	(90,120)	(390)	(5,483)	(95,993)
NET OPERATING INCOME	$129,061	$2,643	$1,169	$132,873	$130,835	$958	$5,532	$137,325

	2014	% change 2013 to 2014	2013
Same Store NOI variance
Same Store NOI (2)	$129,061	(1.4)%	$130,835
Same Store NOI excluding lease terminations	$128,795	(1.4)%	$130,587

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Loss from continuing operations	$(24,050)	$(10,009)	$(32,406)	$(18,477)
Noncontrolling interest	725	348	977	677
Dividends on preferred shares	(3,962)	(3,962)	(7,924)	(7,924)
Dividends on unvested restricted shares	(92)	(103)	(205)	(211)
Loss from continuing operations used to calculate loss per share - basic and diluted	$(27,379)	$(13,726)	$(39,558)	$(25,935)

Income from discontinued operations	$—	$1,000	$—	$35,275
Noncontrolling interest	—	(34)	—	(1,368)
Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$966	$—	$33,907
Basic and diluted (loss) earnings per share
Loss from continuing operations	$(0.40)	$(0.22)	$(0.58)	$(0.43)
Income from discontinued operations	—	0.02	—	0.56
	$(0.40)	$(0.20)	$(0.58)	$0.13

Weighted average common shares outstanding	68,737	64,123	68,619	60,269
Weighted average unvested restricted shares	(501)	(583)	(528)	(608)
Weighted average shares outstanding - basic	68,236	63,540	68,091	59,661
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	68,236	63,540	68,091	59,661

(1)
The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 309 and 727 for the quarters ended June 30, 2014 and 2013, respectively, and 326 and 780 for the six months ended June 30, 2014 and 2013, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended June 30, 2014				Quarter Ended June 30, 2013
	Continuing Operations				Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$106,145	$10,087	$116,232		$103,548	$9,685	$2,745	$115,978
Operating expenses	(44,364)	(2,861)	(47,225)		(43,619)	(2,827)	(795)	(47,241)
NET OPERATING INCOME	61,781	7,226	69,007		59,929	6,858	1,950	68,737
General and administrative expenses	(8,774)	—	(8,774)		(9,606)	—	—	(9,606)
Provision for employee separation expense	(4,877)	—	(4,877)		(1,035)	—	—	(1,035)
Other income	680	—	680		1,395	—	—	1,395
Acquisition costs and other expenses	(960)	—	(960)		(198)	—	—	(198)
Interest expense, net	(21,550)	(2,718)	(24,268)		(27,689)	(2,765)	(587)	(31,041)
Depreciation on non real estate assets	(369)	—	(369)		(323)	—	—	(323)
Dividends on preferred shares	(3,962)	—	(3,962)		(3,962)	—	—	(3,962)
FFO	21,969	4,508	26,477		18,511	4,093	1,363	23,967
Depreciation on real estate assets	(36,766)	(1,724)	(38,490)		(34,765)	(1,810)	(363)	(36,938)
Equity in income of partnerships	2,784	(2,784)	—		2,283	(2,283)	—	—
Impairment of assets	(16,098)	—	(16,098)		—	—	—	—
Gain on sale of interest in real estate	99	—	99		—	—	—	—
Operating results from discontinued operations	—	—	—		1,000	—	(1,000)	—
Preferred share dividends	3,962	—	3,962		3,962	—	—	3,962
Net loss	$(24,050)	$—	$(24,050)		$(9,009)	$—	$—	$(9,009)
FFO	$21,969	$4,508	$26,477		$18,511	$4,093	$1,363	$23,967
Acquisition costs	554	—	554		—	—	—	—
Provision for employee separation expenses	4,877	—	4,877		1,035	—	—	1,035
Loss on hedge ineffectiveness	1,238	—	1,238		3,146	—	—	3,146
Accelerated amortization of deferred financing costs	—	—	—		112	—	—	112
FFO AS ADJUSTED	$28,638	$4,508	$33,146		$22,804	$4,093	$1,363	$28,260
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$28,638	$4,508	$33,146		$22,804	$4,093	$1,363	$28,260
Adjustments:
Straight line rent	(305)	3	(302)		(407)	(29)	17	(419)
Recurring capital expenditures	(2,819)	(19)	(2,838)		(2,005)	(180)	(85)	(2,270)
Tenant allowances	(8,689)	(79)	(8,768)		(6,986)	(80)	(15)	(7,081)
Capitalized leasing costs	(1,409)	—	(1,409)		(1,185)	—	—	(1,185)
Amortization of above- and below-market lease intangibles	(353)	(22)	(375)		(313)	(23)	(5)	(341)
FAD	$15,063	$4,391	$19,454		$11,908	$3,781	$1,275	$16,964
Weighted average number of shares outstanding			68,236					63,540
Weighted average effect of full conversion of OP Units			2,129					2,228
Effect of common share equivalents			309					727
Total weighted average shares outstanding, including OP Units			70,674					66,495
FFO PER DILUTED SHARE AND OP UNIT			$0.37					$0.36
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.47					$0.42
FAD PER DILUTED SHARE AND OP UNIT			$0.28					$0.26
DIVIDEND PER COMMON SHARE			$0.20					$0.18
PAYOUT RATIOS
Payout ratio of FFO			41.8%	(1)				39.9%	(2)
Payout ratio of FFO as adjusted			38.8%	(1)				34.6%	(2)
Payout ratio of FAD			63.9%	(1)				65.0%	(2)

(1)	Twelve months ended June 30, 2014.

(2)	Twelve months ended June 30, 2013.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Six Months Ended June 30, 2014				Six Months Ended June 30, 2013
	Continuing Operations				Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$214,754	$20,596	$235,350		$206,726	$19,704	$6,888	$233,318
Operating expenses	(96,081)	(6,396)	(102,477)		(87,314)	(5,798)	(2,881)	(95,993)
NET OPERATING INCOME	118,673	14,200	132,873		119,412	13,906	4,007	137,325
General and administrative expenses	(17,851)	—	(17,851)		(18,462)	—	—	(18,462)
Provision for employee separation expense	(4,877)	—	(4,877)		(2,314)	—	—	(2,314)
Other income	1,458	—	1,458		2,283	—	—	2,283
Project costs and other expenses	(2,606)	—	(2,606)		(400)	—	—	(400)
Interest expense, net	(41,720)	(5,448)	(47,168)		(55,027)	(5,531)	(1,259)	(61,817)
Depreciation on non real estate assets	(813)	—	(813)		(548)	—	—	(548)
Dividends on preferred shares	(7,924)	—	(7,924)		(7,924)	—	—	(7,924)
FFO	44,340	8,752	53,092		37,020	8,375	2,748	48,143
Depreciation on real estate assets	(72,557)	(3,566)	(76,123)		(68,157)	(3,639)	(727)	(72,523)
Equity in income of partnerships	5,186	(5,186)	—		4,736	(4,736)	—	—
Impairment of assets	(17,398)	—	(17,398)		—	—	—	—
Gain on sale of interest in real estate	99	—	99		—	—	—	—
Operating results from discontinued operations	—	—	—		2,021	—	(2,021)	—
Gains on sales of discontinued operations	—	—	—		33,254	—	—	33,254
Dividends on preferred shares	7,924	—	7,924		7,924	—	—	7,924
Net (loss) income	$(32,406)	$—	$(32,406)		$16,798	$—	$—	$16,798
FFO	$44,340	$8,752	$53,092		$37,020	$8,375	$2,748	$48,143
Acquisition costs	1,941	—	1,941		—	—	—	—
Provision for employee separation expenses	4,877	—	4,877		2,314	—	—	2,314
Loss on hedge ineffectiveness	1,238	—	1,238		2,682	—	—	2,682
Accelerated amortization of deferred financing costs	—	—	—		1,026	—	—	1,026
FFO AS ADJUSTED	$52,396	$8,752	$61,148		$43,042	$8,375	$2,748	$54,165
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$52,396	$8,752	$61,148		$43,042	$8,375	$2,748	$54,165
Adjustments:
Straight line rent	(823)	(40)	(863)		(796)	(72)	39	(829)
Recurring capital expenditures	(3,312)	(29)	(3,341)		(2,370)	(203)	(141)	(2,714)
Tenant allowances	(11,158)	(118)	(11,276)		(8,739)	(180)	(9)	(8,928)
Capitalized leasing costs	(2,829)	—	(2,829)		(2,722)	—	—	(2,722)
Amortization of above- and below-market lease intangibles	(691)	(43)	(734)		(370)	(51)	(9)	(430)
FAD	$33,583	$8,522	$42,105		$28,045	$7,869	$2,628	$38,542
Weighted average number of shares outstanding			68,091					59,661
Weighted average effect of full conversion of OP Units			2,129					2,256
Effect of common share equivalents			326					780
Total weighted average shares outstanding, including OP Units			70,546					62,697
FFO PER DILUTED SHARE AND OP UNIT			$0.75					$0.77
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.87					$0.86
FAD PER DILUTED SHARE AND OP UNIT			$0.60					$0.61
DIVIDEND PER COMMON SHARE			$0.40					$0.36
PAYOUT RATIOS
Payout ratio of FFO			43.6%	(1)				42.2%	(2)
Payout ratio of FFO as adjusted			40.4%	(1)				36.0%	(2)
Payout ratio of FAD			67.2%	(1)				69.4%	(2)

(1)	Twelve months ended June 30, 2014.

(2)	Twelve months ended June 30, 2013.

Pennsylvania Real Estate Investment Trust
2014 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants 10k sf and under: (3)
1st Quarter	39	81,690	N/A	$48.07	$48.07	N/A	$5.20
2nd Quarter	52	152,596	N/A	41.71	41.71	N/A	7.25
Total/Average	91	234,286	N/A	$43.93	$43.93	N/A	$6.54

New Leases - non anchor tenants greater than 10k sf: (3)
1st Quarter	2	25,971	N/A	$12.50	$12.50	N/A	$5.61
2nd Quarter	11	179,206	N/A	25.31	25.31	N/A	5.90
Total/Average	13	205,177	N/A	$23.69	$23.69	N/A	$5.86

Renewal - non anchor tenants 10k sf and under: (4)
1st Quarter	48	145,510	$36.02	$38.68	$2.66	7.4%	$—
2nd Quarter	105	286,783	33.75	35.27	1.52	4.5%	—
Total/Average	153	432,293	$34.51	$36.42	$1.90	5.5%	$—

Renewal - non anchor tenants greater than 10k sf: (4)
1st Quarter	6	107,781	$16.22	$17.04	$0.82	5.1%	$—
2nd Quarter	4	124,249	17.51	18.90	1.39	7.9%	—
Total/Average	10	232,030	$16.91	$18.04	$1.13	6.7%	$—

Anchor New:
1st Quarter	1	52,055	N/A	$7.50	$7.50	N/A	$4.00
2nd Quarter	1	98,391	N/A	15.34	15.34	N/A	8.33
Total/Average	2	150,446	N/A	$12.63	$12.63	N/A	$6.83

Anchor Renewal:
1st Quarter	1	101,476	$2.79	$2.80	$0.01	0.4%	$—
2nd Quarter	1	77,688	2.85	2.92	0.07	2.5%	—
Total/Average	2	179,164	$2.82	$2.85	$0.04	1.3%	$—

(1)	New rent is the initial amount payable upon rent commencement. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2014						June 30, 2013						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	33.4%	$520	$69.09	13.7%	96.9%	95.4%	31.9%	$540	$65.93	12.7%	97.2%	95.7%	(3.7)%	4.8%	1.0%	(0.3)%	(0.3)%
Core Growth Malls	48.0%	$351	$43.25	13.1%	93.0%	89.6%	46.4%	$361	$42.04	12.6%	92.8%	89.3%	(2.8)%	2.9%	0.5%	0.2%	0.3%
Opportunistic Malls	9.8%	$258	$26.71	11.4%	90.5%	85.4%	10.3%	$268	$25.93	11.1%	92.0%	85.4%	(3.7)%	3.0%	0.3%	(1.5)%	—%
Non Core Malls	2.9%	$268	$31.95	12.5%	90.7%	75.3%	3.2%	$268	$29.14	11.5%	90.3%	84.5%	—%	9.7%	1.0%	0.4%	(9.2)%
Total Malls	94.1%	$378	$46.48	13.1%	93.1%	89.5%	91.8%	$389	$44.53	12.4%	93.3%	89.8%	(2.8)%	4.4%	0.7%	(0.2)%	(0.3)%
Other Retail Properties	4.2%	N/A	$18.32	N/A	95.3%	93.7%	4.1%	N/A	$18.17	N/A	94.9%	93.1%	N/A	0.8%	N/A	0.4%	0.6%
Total Retail Properties	98.3%	N/A	$41.36	N/A	93.3%	90.0%	95.9%	N/A	$40.08	N/A	93.4%	90.2%	N/A	3.2%	N/A	(0.1)%	(0.2)%
Sold Properties (3)	1.5%	N/A	N/A	N/A	N/A	N/A	3.9%	N/A	$20.44	N/A	92.8%	86.4%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%		$41.36		93.3%	90.0%	100.0%		$39.14		93.4%	90.0%		5.7%		(0.1)%	—%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of 10,000 square feet or less. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $18.29 per square foot as of June 30, 2014 and $17.86 per square foot as of June 30, 2013.

(3)	Includes Chambersburg Mall, Christiana Center, Commons at Magnolia, and South Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	June 30, 2014			June 30, 2013			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$627	95.1%	94.1%	$638	94.1%	92.9%	(1.7)%	1.0%	1.2%
Lehigh Valley Mall	536	97.6%	96.1%	577	97.8%	96.4%	(7.1)%	(0.2)%	(0.3)%
Woodland Mall	519	97.7%	97.7%	528	98.1%	98.1%	(1.7)%	(0.4)%	(0.4)%
Jacksonville Mall	463	97.4%	95.0%	471	99.7%	99.3%	(1.7)%	(2.3)%	(4.3)%
Willow Grove Park	430	96.2%	92.2%	444	98.2%	96.3%	(3.2)%	(2.0)%	(4.1)%
Dartmouth Mall	423	98.6%	97.7%	447	96.2%	93.7%	(5.4)%	2.4%	4.0%
Premier Malls Subtotal	$520	96.9%	95.4%	$540	97.2%	95.7%	(3.7)%	(0.3)%	(0.3)%
Core Growth Malls
The Mall at Prince Georges	$417	97.4%	94.6%	$383	96.1%	91.7%	8.9%	1.3%	2.9%
Wyoming Valley Mall	390	94.8%	85.0%	397	96.6%	90.3%	(1.8)%	(1.8)%	(5.3)%
Springfield Mall	388	95.7%	95.7%	398	94.5%	94.5%	(2.5)%	1.2%	1.2%
Patrick Henry Mall	383	94.0%	91.3%	395	95.3%	93.1%	(3.0)%	(1.3)%	(1.8)%
Viewmont Mall	382	93.9%	84.1%	369	99.1%	97.6%	3.5%	(5.2)%	(13.5)%
Capital City Mall	371	97.5%	95.7%	381	97.6%	95.9%	(2.6)%	(0.1)%	(0.2)%
Valley View Mall	370	95.1%	93.0%	386	94.8%	92.9%	(4.1)%	0.3%	0.1%
The Gallery at Market East	367	76.5%	76.9%	357	77.1%	78.7%	2.8%	(0.6)%	(1.8)%
Valley Mall	358	96.1%	93.3%	361	95.7%	92.5%	(0.8)%	0.4%	0.8%
Francis Scott Key Mall	349	96.8%	94.9%	370	97.0%	95.0%	(5.7)%	(0.2)%	(0.1)%
Magnolia Mall	348	99.2%	98.2%	342	99.4%	98.5%	1.8%	(0.2)%	(0.3)%
Moorestown Mall	344	89.4%	76.5%	347	86.9%	67.2%	(0.9)%	2.5%	9.3%
Crossroads Mall	330	98.3%	96.3%	355	95.0%	89.2%	(7.0)%	3.3%	7.1%
Plymouth Meeting Mall	307	91.5%	87.0%	328	89.6%	84.2%	(6.4)%	1.9%	2.8%
Exton Square Mall	304	94.0%	86.9%	322	93.4%	84.7%	(5.6)%	0.6%	2.2%
Cumberland Mall	298	93.2%	88.8%	322	92.2%	87.1%	(7.5)%	1.0%	1.7%
Logan Valley Mall	294	96.1%	90.6%	327	96.7%	92.1%	(10.1)%	(0.6)%	(1.5)%
Gadsden Mall	288	98.0%	95.0%	322	96.0%	90.0%	(10.6)%	2.0%	5.0%
Core Growth Malls Subtotal	$351	93.0%	89.6%	$361	92.8%	89.3%	(2.8)%	0.2%	0.3%
Opportunistic Malls
Washington Crown Center	$310	82.7%	67.9%	$271	85.9%	73.8%	14.4%	(3.2)%	(5.9)%
Beaver Valley Mall	271	95.7%	90.6%	259	94.3%	87.7%	4.6%	1.4%	2.9%
Uniontown Mall	266	94.0%	86.5%	273	95.8%	90.6%	(2.6)%	(1.8)%	(4.1)%
New River Valley Mall	264	86.8%	98.4%	283	97.7%	96.0%	(6.7)%	(10.9)%	2.4%
Wiregrass Commons Mall	260	90.1%	85.5%	287	92.7%	89.4%	(9.4)%	(2.6)%	(3.9)%
Lycoming Mall	247	96.4%	93.0%	264	96.7%	93.7%	(6.4)%	(0.3)%	(0.7)%
Voorhees Town Center	206	73.1%	72.7%	217	66.5%	66.0%	(5.1)%	6.6%	6.7%
Opportunistic Malls Subtotal	$258	90.5%	85.4%	$268	92.0%	85.4%	(3.7)%	(1.5)%	—%

Malls Excluding Non Core Subtotal	$384	93.3%	90.2%	$397	93.5%	90.1%	(3.3)%	(0.2)%	0.1%
Non Core Malls
Palmer Park Mall	$297	95.6%	86.0%	$295	93.1%	77.9%	0.7%	7.3%	(13.1)%
North Hanover Mall	275	91.2%	72.8%	264	83.9%	85.9%	4.2%
Nittany Mall	243	85.2%	70.0%	252	94.1%	88.0%	(3.6)%	(8.9)%	(18.0)%
Non Core Malls Subtotal	$268	90.7%	75.3%	$268	90.3%	84.5%	—%	0.4%	(9.2)%
Same Store Malls weighted average	$378	93.1%	89.5%	$389	93.3%	89.8%	(2.8)%	(0.2)%	(0.3)%
Sold Properties	N/A	N/A	N/A	$238	91.2%	84.2%	N/A	N/A	N/A
Total Reported weighted average	$378	93.1%	89.5%	$384	93.2%	89.6%	(1.6)%	(0.1)%	(0.1)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
Limited Brands, Inc.	66	3.1%
Gap, Inc.	36	3.0%
Signet Jewelers Limited	98	2.9%
Foot Locker, Inc.	58	2.8%
J.C. Penney Company, Inc. (3)	27	2.6%
American Eagle Outfitters, Inc.	36	2.5%
Sears Holding Corporation (4)	26	2.0%
Luxottica Group S.p.A.	46	1.4%
Ascena Retail Group, Inc.	43	1.4%
Commonwealth of Pennsylvania	1	1.4%
Genesco, Inc.	59	1.4%
Abercrombie & Fitch Co.	19	1.3%
Macy's, Inc.	24	1.3%
The Children's Place Retail Stores, Inc.	27	1.2%
Boscov's Department Store	8	1.2%
The Finish Line, Inc.	25	1.1%
Aeropostale, Inc.	34	1.1%
Regal Entertainment Group	4	1.1%
Dick's Sporting Goods, Inc.	9	1.1%
Shoe Show, Inc.	25	1.0%
Total Top 20 Tenants	671	35.1%
Total Leases	2,779	100.0%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant will continue to pay rent through the end of the lease.

(4)	Includes a landlord owned store located at The Gallery at Market East which the tenant closed in April 2014. The tenant will continue to pay rent through the end of the lease.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of June 30, 2014
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	189	609,590	5.6%	$21,279	$19,399	5.6%	$34.91
2014	218	446,651	4.1%	16,999	16,452	4.8%	38.06
2015	429	1,605,032	14.6%	53,716	49,658	14.4%	33.47
2016	420	1,605,392	14.6%	57,475	52,339	15.1%	35.80
2017	328	1,115,311	10.2%	42,102	38,312	11.1%	37.75
2018	264	1,223,764	11.1%	42,003	38,194	11.1%	34.32
2019	194	943,447	8.6%	31,246	28,637	8.3%	33.12
2020	127	827,592	7.5%	22,524	20,862	6.0%	27.22
2021	121	522,931	4.8%	19,151	17,064	4.9%	36.62
2022	124	619,292	5.6%	21,391	18,942	5.5%	34.54
2023	152	832,472	7.6%	28,756	25,559	7.4%	34.54
Thereafter	117	631,643	5.7%	21,293	20,193	5.8%	33.71
Total/Average	2,683	10,983,117	100.0%	$377,935	$345,611	100.0%	$34.41

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2014	2	141,485	1.4%	$1,086	$1,086	2.0%	$7.68
2015	12	1,210,881	11.7%	6,179	6,179	11.5%	5.10
2016	17	1,732,683	16.8%	6,728	6,728	12.5%	3.88
2017	10	1,400,890	13.6%	4,646	4,263	8.0%	3.32
2018	14	1,325,258	12.9%	6,004	6,004	11.2%	4.53
2019	18	1,953,497	19.0%	7,613	6,979	13.0%	3.90
2020	4	450,227	4.4%	1,290	1,290	2.4%	2.87
2021	4	481,791	4.7%	5,533	4,183	7.8%	11.48
2022	4	521,173	5.0%	2,646	2,646	4.9%	5.08
Thereafter	11	1,086,826	10.5%	14,957	14,319	26.7%	13.76
Total/Average	96	10,304,711	100.0%	$56,682	$53,677	100.0%	$5.50

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 402,456 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2014
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	444	41	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	172	7	669
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	99	137	13	491
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	379	23	1,169
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	77	270	29	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	267	10	1,169
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	872	1,669	123	5,983
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	197	13	615
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	132	8	469
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	211	149	45	942
Exton Square Mall (2)	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	58	263	49	1,087
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	200	18	720
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	100	10	507
The Gallery at Market East (3)	PA	100%	2003	1977/1990	—	—	—	133	—	—	621	754	—	—	—	—	—	—	—	119	216	335	1,424
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	59	237	30	781
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	173	5	620
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	73	184	79	1,066
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	233	26	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	219	62	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	258	23	916
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	203	10	611
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	237	26	913
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	42	176	16	585
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	51	152	38	767
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	91	180	48	911
Core Growth Malls					—	492	1,654	1,465	570	278	1,411	5,870	1,547	—	332	155	42	580	2,656	1,723	3,509	841	14,599
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2014 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	193	203	41	1,153
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	167	25	807
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	88	138	—	—	—	—	—	—	—	135	129	61	463
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	166	42	701
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	68	150	82	725
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	79	117	92	673
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	—	178	30	635
Opportunistic Malls					—	—	301	504	198	218	496	1,717	689	84	—	173	—	272	1,218	739	1,110	373	5,157
Non Core Malls
Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	139	65	534
North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	103	306	—	—	—	—	—	—	—	21	86	40	453
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	124	20	458
Non Core Malls					—	—	162	202	192	183	103	842	95	—	—	—	—	—	95	34	349	125	1,445
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	24	1	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	290	54	53	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	51	40	582
Strip and Power Centers					—	—	—	213	—	—	307	520	—	—	—	—	—	894	894	1,158	222	94	2,888
Portfolio Totals					178	929	2,394	2,609	1,125	679	2,390	10,304	3,170	720	821	328	42	1,746	6,827	4,526	6,859	1,556	30,072

(1)	Does not include The Bon-Ton store located at Westgate.

(2)	JCPenney closed this store in May 2014. The tenant will continue to pay rent through the end of the lease.

(3)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013. Sears closed this store in April 2014 and will continue to pay rent through the end of the lease.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of June 30, 2014

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
The Gallery at Market East (6)	—	—	—	2032	—	—	—	—	—	—	2014	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of June 30, 2014 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—
North Hanover Mall	—	—	—	—	—	2027	—	—	—	—	2019	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—
Total PREIT Owned Department Stores	5	7	6	5	—	23	1	—	5	2	21	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	19	—	5	3

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	JCPenney closed this landlord owned store at this property in May 2014. The tenant will continue to pay rent through the end of the lease.

(6)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013. Sears closed this store in April 2014 and will continue to pay rent through the end of the lease.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	June 30, 2014			December 31, 2013
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,437,079	$222,911	$3,659,990	$3,450,317	$218,167	$3,668,484
Construction in progress	85,416	2,309	87,725	68,835	953	69,788
Land held for development	8,716	—	8,716	8,716	—	8,716
Total investments in real estate	3,531,211	225,220	3,756,431	3,527,868	219,120	3,746,988
Accumulated depreciation	(1,063,080)	(89,564)	(1,152,644)	(1,012,746)	(86,289)	(1,099,035)
Net investments in real estate	2,468,131	135,656	2,603,787	2,515,122	132,831	2,647,953
Investments in partnerships, at equity	19,170	(19,170)	—	15,963	(15,963)	—
Other assets:
Cash and cash equivalents	30,741	5,889	36,630	34,230	7,637	41,867
Rent and other receivables (2)	37,995	2,727	40,722	46,439	1,783	48,222
Intangible assets, net	8,434	55	8,489	9,075	70	9,145
Deferred costs and other assets, net	92,295	14,596	106,891	97,752	15,889	113,641
Total assets	$2,656,766	$139,753	$2,796,519	$2,718,581	$142,247	$2,860,828
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,494,801	$196,737	$1,691,538	$1,502,650	$198,451	$1,701,101
Term Loans	130,000	—	130,000	—	—	—
Revolving Facility	—	—	—	130,000	—	130,000
Tenants’ deposits and deferred rent	17,119	3,254	20,373	17,896	4,151	22,047
Distributions in excess of partnership investments	64,675	(64,675)	—	64,491	(64,491)	—
Fair value of derivative instruments	3,245	—	3,245	844	—	844
Other liabilities	87,132	4,437	91,569	76,248	4,136	80,384
Total liabilities	1,796,972	139,753	1,936,725	1,792,129	142,247	1,934,376
Equity:
Total equity	859,794	—	859,794	926,452	—	926,452
Total liabilities and equity	$2,656,766	$139,753	$2,796,519	$2,718,581	$142,247	$2,860,828

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $29.5 million ($27.0 million consolidated, $2.5 million unconsolidated) as of June 30, 2014 and $28.9 million ($26.4 million consolidated, $2.5 million unconsolidated) as of December 31, 2013.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	June 30, 2014				December 31, 2013
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$72,632	$—	$28,828	$43,804	$72,133	$—	$27,238	$44,895
Capital City Mall	98,429	—	32,486	65,943	98,304	—	30,772	67,532
Cherry Hill Mall	462,991	—	151,867	311,124	461,126	—	139,719	321,407
Crossroads Mall	48,461	195	13,879	34,777	47,658	192	12,959	34,891
Cumberland Mall	66,645	—	16,175	50,470	66,546	—	15,102	51,444
Dartmouth Mall	64,002	—	31,527	32,475	63,842	—	30,532	33,310
Exton Square Mall	155,133	2,028	39,192	117,969	154,918	1,007	37,154	118,771
Francis Scott Key Mall	81,609	3,489	26,685	58,413	81,449	400	25,159	56,690
Gadsden Mall	63,925	—	15,376	48,549	63,365	—	14,276	49,089
The Gallery at Market East	245,273	12,510	51,995	205,788	245,189	7,406	46,201	206,394
Jacksonville Mall	82,267	929	25,638	57,558	82,094	—	24,214	57,880
Logan Valley Mall	98,075	—	30,783	67,292	98,012	—	29,457	68,555
Lycoming Mall	78,699	—	25,174	53,525	78,665	—	23,791	54,874
Magnolia Mall	91,672	—	35,562	56,110	91,666	—	33,817	57,849
Moorestown Mall	120,320	6,721	35,837	91,204	114,883	3,216	33,446	84,653
New River Valley Mall	59,197	—	25,953	33,244	59,169	—	24,375	34,794
Nittany Mall (2)	23,575	—	5,448	18,127	44,454	—	12,961	31,493
North Hanover Mall (3)	22,535	68	7,223	15,380	22,852	—	6,747	16,105
Palmer Park Mall	34,800	—	14,702	20,098	34,866	—	14,320	20,546
Patrick Henry Mall	144,966	—	50,493	94,473	144,331	—	47,753	96,578
Plymouth Meeting Mall	169,869	322	50,834	119,357	167,174	2,080	46,953	122,301
The Mall at Prince Georges	103,511	—	44,229	59,282	103,462	—	42,357	61,105
South Mall (4)	—	—	—	—	32,655	—	8,708	23,947
Uniontown Mall	43,052	—	15,125	27,927	43,037	—	14,285	28,752
Valley Mall	98,417	147	30,362	68,202	98,297	—	28,898	69,399
Valley View Mall	70,952	800	19,248	52,504	69,925	—	18,212	51,713
Viewmont Mall	93,826	—	28,081	65,745	92,644	—	26,362	66,282
Voorhees Town Center	81,461	276	25,350	56,387	79,888	302	22,989	57,201
Washington Crown Center	45,659	3,596	15,948	33,307	43,835	141	15,369	28,607
Willow Grove Park	232,358	—	69,058	163,300	232,099	—	65,183	166,916
Wiregrass Commons Mall	55,164	—	15,788	39,376	54,885	—	14,744	40,141
Woodland Mall	192,202	—	47,869	144,333	191,781	—	44,730	147,051
Wyoming Valley Mall	110,210	—	35,942	74,268	110,148	—	33,929	76,219
Total Consolidated Malls	3,411,887	31,081	1,062,657	2,380,311	3,445,352	14,744	1,012,712	2,447,384
Unconsolidated Malls
Lehigh Valley Mall	45,859	402	22,788	23,473	45,726	162	21,869	24,019
Springfield Mall	56,897	7	15,896	41,008	56,897	6	15,145	41,758
Total Unconsolidated Malls	102,756	409	38,684	64,481	102,623	168	37,014	65,777
TOTAL MALLS	$3,514,643	$31,490	$1,101,341	$2,444,792	$3,547,975	$14,912	$1,049,726	$2,513,161
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	June 30, 2014				December 31, 2013
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (5)	$1,515	$—	$47	$1,468	$1,515	$—	$34	$1,481
Pitney Road Plaza (6)	—	319	—	319	—	75	—	75
Street Level Retail (2 Properties)	20,227	—	376	19,851	—	—	—	—
Westgate Anchor Pad (7)	3,450	—	—	3,450	3,450	—	—	3,450
Total Consolidated Other Retail Properties	25,192	319	423	25,088	4,965	75	34	5,006
Unconsolidated Other Retail Properties
Metroplex Shopping Center	42,919	—	21,346	21,573	42,919	—	20,514	22,405
The Court at Oxford Valley	28,760	20	10,608	18,172	28,760	—	10,317	18,443
Red Rose Commons	13,617	1	5,153	8,465	13,617	1	5,009	8,609
Springfield Park	8,297	—	2,094	6,203	7,217	—	1,986	5,231
Whitehall Mall	16,825	25	9,705	7,145	16,791	—	9,528	7,263
Total Unconsolidated Other Retail Properties	110,418	46	48,906	61,558	109,304	1	47,354	61,951
TOTAL OTHER RETAIL PROPERTIES	$135,610	$365	$49,329	$86,646	$114,269	$76	$47,388	$66,957
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,016	—	54,016	—	54,016	—	54,016
Unconsolidated Properties Under Development
Gloucester Premium Outlets	3,497	1,070	—	4,567	—	—	—	—
Pavilion at Market East	6,240	784	1,974	5,050	6,240	784	1,921	5,103
Total Unconsolidated Properties Under Development	9,737	1,854	1,974	9,617	6,240	784	1,921	5,103
Other Properties
Land held for development - consolidated	8,716	—	—	8,716	8,716	—	—	8,716
Total Other Properties	8,716	—	—	8,716	8,716	—	—	8,716
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$18,453	$55,870	$1,974	$72,349	$14,956	$54,800	$1,921	$67,835
TOTAL INVESTMENT IN REAL ESTATE	$3,668,706	$87,725	$1,152,644	$2,603,787	$3,677,200	$69,788	$1,099,035	$2,647,953
CONSOLIDATED PROPERTIES	$3,445,795	$85,416	$1,063,080	$2,468,131	$3,459,033	$68,835	$1,012,746	$2,515,122
UNCONSOLIDATED PROPERTIES	222,911	2,309	89,564	135,656	218,167	953	86,289	132,831
TOTAL INVESTMENT IN REAL ESTATE	$3,668,706	$87,725	$1,152,644	$2,603,787	$3,677,200	$69,788	$1,099,035	$2,647,953

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Reflects impairment of $13.9 million recorded in the 2nd Quarter of 2014.

(3)	Reflects impairment of $6.3 million recorded in the 3rd Quarter of 2013 and $2.2 million recorded in the 2nd Quarter of 2014.

(4)	Property was sold in June 2014.

(5)	Consists of two parcels remaining after the sale of the property in 2010.

(6)	Consists of one parcel remaining after the sale of the property in 2011.

(7)	Investment in real estate previously combined with South Mall.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended June 30, 2014			Six Months Ended June 30, 2014
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$19,232	$230	$19,462	$24,411	$320	$24,731
New development projects	231	4,567	4,798	275	4,567	4,842
Tenant allowances	8,689	79	8,768	11,158	118	11,276
Recurring capital expenditures:
CAM expenditures	2,105	13	2,118	2,468	24	2,492
Non-CAM expenditures	714	6	720	844	5	849
Total recurring capital expenditures	2,819	19	2,838	3,312	29	3,341
Total	$30,971	$4,895	$35,866	$39,156	$5,034	$44,190

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of June 30, 2014
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate (2)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,442,957	79.3%	$51,844	2.8%	$1,494,801	82.1%
Unconsolidated mortgage loans payable	193,155	10.6%	3,582	0.2%	196,737	10.8%
2014 Term Loans	130,000	7.1%	—	—%	130,000	7.1%
2013 Revolving Facility	—	—%	—	—%	—	—%
TOTAL OUTSTANDING DEBT	$1,766,112	97.0%	$55,426	3.0%	$1,821,538	100.0%
AVERAGE STATED INTEREST RATE	4.93%		2.30%		4.74%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	In July 2014, the Company repaid the $51.0 million mortgage loan associated with Logan Valley Mall that was to mature in September 2014.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	3/31/2014	$1,696,420	$25,000	$130,000	$1,851,420
Mortgage loan amortization		(4,882)	—	—	(4,882)
2013 Revolving Facility, net		—	(25,000)	—	(25,000)
Ending Balance	6/30/2014	$1,691,538	$—	$130,000	$1,821,538
Weighted Average Balance		$1,694,700	$17,418	$130,000	$1,842,117

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity (2)	2013 Revolving Facility	2014 Term Loans	Total Debt
2014	$11,348	$51,000	$—	$—	$62,348
2015	25,651	306,020	—	—	331,671
2016	16,325	243,745	—	—	260,070
2017	15,546	153,283	—	—	168,829
2018	15,295	145,678	—	—	160,973
2019	15,601	28,050	—	100,000	143,651
Thereafter	40,744	623,252	—	30,000	693,996
	$140,510	$1,551,028	$—	$130,000	$1,821,538

(1)
The weighted average period to mortgage maturity is 4.99 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

(2)	In July 2014, the Company repaid the $51.0 million mortgage loan associated with Logan Valley Mall that was to mature in September 2014.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2014 (1)	$51,000	2.25%
2015	316,483	5.69%
2016	252,713	5.30%
2017	153,582	5.45%
2018	150,242	3.83%
Thereafter	767,518	4.60%
Total	$1,691,538	4.85%

(1)	In July 2014, the Company repaid the $51.0 million mortgage loan associated with Logan Valley Mall that was to mature in September 2014.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of June 30, 2014
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Springfield East (2)	$2,102	5.39%	$92	$2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,468	5.39%	107	2,419	Mar 2015	Mar 2020
Magnolia Mall	56,366	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	86,168	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,604	4.77%	2,118	30,741	Nov 2015	Nov 2015
Willow Grove Park	137,775	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	81,721	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	145,148	5.58%	10,761	140,484	Apr 2016	Apr 2016
801 Market Street (2)	25,000	3.20%	1,554	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall	34,412	3.72%	3,001	30,908	Mar 2018	Mar 2018
Whitehall Mall	5,205	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,425	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	66,242	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,327	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	29,253	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	63,733	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	49,877	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall (4)	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	65,657	3.97%	3,825	53,299	Apr 2023	Apr 2023
Metroplex Shopping Center	41,954	5.00%	2,681	33,979	Oct 2023	Oct 2023
Wyoming Valley Mall (5)	78,000	5.17%	4,034	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	$1,636,112	4.93%	$100,025	$1,496,745
Variable Rate Mortgage Loans
Logan Valley Mall (6)	$51,000	2.25%	$1,148	$51,000	Sept 2014	Sept 2015
801 Market Street	844	2.25%	—	—	July 2016	July 2018
Pavilion East Associates	3,582	2.94%	253	3,283	Aug 2017	Aug 2017
Total Variable Rate Mortgage Loans	55,426	2.30%	1,401	54,283
Total Mortgage Loans	$1,691,538	4.85%	$101,426	$1,551,028
CONSOLIDATED MORTGAGE LOANS	$1,494,801	4.78%	$87,983	$1,377,721
UNCONSOLIDATED MORTGAGE LOANS	196,737	5.38%	13,443	173,307
2014 5 YEAR TERM LOAN (2)	100,000	3.24%	3,236	100,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	30,000	3.73%	1,118	30,000	Jan 2021	Jan 2021
2013 REVOLVING FACILITY	—	—%	—	—	Apr 2016	Apr 2018
Total	$1,821,538	4.74%	$105,780	$1,681,028
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,821,538	4.92%	$105,780	$1,681,028

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(4)	Payments are of interest only until October 2014.

(5)	Payments are of interest only until April 2015.

(6)	In July 2014, the Company repaid the $51.0 million mortgage loan on this property.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

June 30, 2014
Consolidated Liabilities to Gross Asset Value	49.41%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	42.50%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.98
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	15.87
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	56.45%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K dated February 28, 2014.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.
We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.
FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and six months ended June 30, 2014 and 2013 to show the effect of acquisition costs, provision for executive separation expense, gain and loss on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, interest and tangible net worth covenants under our 2013 Revolving Facility, our 2014 Term Loans and the Letter of Credit;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our short and long-term liquidity position;

•
current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•	inability to sell properties that we seek to dispose of and inability to obtain estimated sale prices;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions.